UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 7, 2023, PennyMac Financial Services, Inc. (the “Company”), through two of its indirect, wholly owned subsidiaries,  PNMAC GMSR ISSUER TRUST (“Issuer Trust”) and PennyMac Loan Services, LLC (“PLS”), and its direct wholly owned subsidiary, Private National Mortgage Acceptance Company, LLC (“PNMAC”), entered into two new variable funding note (“VFN”) repurchase agreements, as part of the structured finance transaction that PLS uses to finance Ginnie Mae mortgage servicing rights and related excess servicing spread and servicing advance receivables. The Company entered into (i) a Series 2023-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Goldman Sachs Bank USA, as administrative agent and as a buyer (“GS”), and PNMAC, as a guarantor (the “GS Servicing Spread Agreement”), related to the excess servicing spread, and (ii) a Series 2020-SPIADVF1 Master Repurchase Agreement by and among PLS, as seller, and GS, as administrative agent and buyer, (the “GS SAR Agreement”), related to the servicing advance receivables. The initial terms of the GS Servicing Spread Agreement and GS SAR Agreement (collectively, the “GS Repurchase Agreements”) are each set to expire on May 31, 2024.

The GS Servicing Spread Agreement provides more financing for Ginnie Mae mortgage servicing rights and related excess servicing spread in addition to that certain Amended and Restated Series 2016-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent to the buyers (“CSFB”), Credit Suisse AG, Cayman Islands Branch (“CSCIB”), as a buyer, Citibank, N.A. (“Citibank”), and PNMAC, as a guarantor, dated July 30, 2021 (the “Syndicated GMSR Servicing Spread Agreement”). The GS SAR Agreement provides more financing for the Ginnie Mae servicing advances in addition to that certain Amended and Restated Series 2020-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, CSFB, as administrative agent to the buyers, CSCIB, as a buyer, Citibank, as a buyer, and PNMAC, as a guarantor (the “Syndicated GMSR SAR Agreement”)

The maximum purchase price available from GS under each of the GS Servicing Spread Agreement and the GS SAR Agreement is $300 million, each of which may be reduced (i) by amounts outstanding under the other agreement, and (ii) to the extent that all such outstanding amounts, when combined with amounts outstanding under other repurchase agreements and credit facilities between PNMAC and its subsidiaries and GS, exceed $400 million, by the amount of such excess.

PLS is required to maintain a minimum of $50 million outstanding with GS in connection with the GS Servicing Spread Agreement, in addition to the minimum of $50 million each outstanding with CSCIB and Citibank under the Syndicated GMSR Servicing Spread Agreement.

Common Terms of the GS Repurchase Agreements

The applicable VFNs as pledged under the GS Servicing Spread Agreement and the Syndicated GMSR SAR Agreement also serve as cross-collateral for PLS’s obligations under the other repurchase agreements and credit facilities between PNMAC and its subsidiaries and GS.

The principal amount paid by GS for the applicable VFN is based upon a percentage of the market value of the applicable VFN. Upon PLS’s repurchase of the applicable VFN, PLS is required to repay GS the principal amount relating thereto plus accrued interest (at a rate reflective of the current market based on a spread above the Secured Overnight Financing Rate) to the date of such repurchase.

The GS Repurchase Agreements contain margin call provisions that provide GS with certain rights in the event of a significant decline in the market value of the purchased VFN. Under these provisions, GS may require PLS to transfer cash or additional eligible assets into the Issuer Trust for the benefit of GS with an aggregate market value in an amount sufficient to eliminate any margin deficit resulting from a market value decline.

The GS Repurchase Agreements require that PLS make certain representations, warranties and covenants customary for this type of transaction, including certain financial covenants consistent with PLS’s other credit facilities. The VFNs pledged under the GS Repurchase Agreements also serve as cross-collateral for PLS’s obligations under a separate mortgage loan repurchase agreement with GS.

The GS Repurchase Agreements contain events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction. The remedies for such events of default include the acceleration of the principal amount outstanding under the applicable GS Repurchase Agreements, the liquidation by GS of the applicable VFN, and the right of GS to exercise certain of PLS’s rights related to the owner trust certificate.

Other Amendments

The Company also entered into (i) an Omnibus Amendment No. 2 to the 2016-MSRVF1 Amended and Restated Repurchase Agreement and Amendment No. 3 to the Series 2020-SPIADVF1 Repurchase Agreement, dated as of February 7, 2023, by and among CSFB, CSCIB, Citibank, and PLS and acknowledged by PNMAC, as guarantor (“Omnibus Amendment”) and (ii) Amendment No. 3, dated February 7, 2023, to the Third Amended and Restated Base Indenture, dated as of April 1, 2020, by and among Issuer Trust, Citibank, as Indenture Trustee, PLS, CSFB, as an administrative agent, and consented and agreed to by GS (“Amendment No. 3”). The primary purpose of the Omnibus Amendment and Amendment No. 3 are to provide for (i) draws and payments on a pro rata basis as between the Syndicated GMSR SAR Agreement and the GS SAR Agreement and (ii) payments on a pro rata basis as between the Syndicated GMSR SAR Agreement and the GS SAR Agreement. Draws on the Syndicated GMSR SAR Agreement and the GS SAR Agreement must be made on a pro rata basis. Draws on the Syndicated GMSR Servicing Spread Agreement and the GS Servicing Spread Agreement need not be drawn pro rata relative to each other.

Series 2023-MSRVF1 Guaranty and Series 2020-SPIADVF1 Guaranty

The obligations of PLS under the GS Servicing Spread Agreement and the GS SAR Agreement are guaranteed in full by PNMAC under the Series 2023-MSRVF1 Guaranty, dated as of February 7, 2023 (“2023-MSRVF1 Guaranty”), and the Series 2020-SPIADVF1 Guaranty, dated as of February 7, 2023 (“2020-SPIADVF1 Guaranty”), respectively.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i)(a) the GS Servicing Spread Agreement, (b) the GS SAR Agreement, (c) the Omnibus Amendment, (d) Amendment No. 3, (e) the 2023-MSRVF1 Guaranty, and (f) the 2020-SPIADVF1 Guaranty, all of which have been filed with this Current Report on Form 8-K as Exhibit 10.1 through Exhibit 10.6, respectively, (ii)(a) the Syndicated GMSR Servicing Spread Agreement, and (b) the Syndicated GMSR SAR Agreement, both of which were filed on August 5, 2021with the Company’s Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and (iii) the full text of all other amendments to the foregoing filed thereafter with the SEC.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Series 2023-MSRVF1 Master Repurchase Agreement, dated as of February 7, 2023, by and among PennyMac Loan Services, LLC and Goldman Sachs Bank USA
10.2	Series 2020-SPIADVF1 Master Repurchase Agreement, dated as of February 7, 2023, by and among PennyMac Loan Services, LLC and Goldman Sachs Bank USA
10.3	Omnibus Amendment No. 2 to the 2016-MSRVF1 Amended and Restated Repurchase Agreement and Amendment No. 3 to the Series 2020-SPIADVF1 Repurchase Agreement, dated as of February 7, 2023, by and among Credit Suisse First Boston Mortgage Capital LLC, Credit Suisse AG, Cayman Islands Branch, Citibank, N.A., and PennyMac Loan Services, LLC and acknowledged by Private National Mortgage Acceptance Company, LLC, as guarantor
10.4	Amendment No. 3, dated February 7, 2023, to the Third Amended and Restated Base Indenture, dated as of April 1, 2020, by and among PNMAC GMSR ISSUER TRUST, Citibank, N.A., as Indenture Trustee, PennyMac Loan Services, LLC, Credit Suisse First Boston Mortgage Capital LLC, and consented and agreed to by Goldman Sachs Bank USA
10.5	Series 2020-SPIADVF1 Guaranty, dated as of February 7, 2023, by Private National Mortgage Acceptance Company, LLC in favor of Goldman Sachs Bank USA
10.6	Series 2023-MSRVF1 Guaranty, dated as of February 7, 2023, by Private National Mortgage Acceptance Company, LLC in favor of Goldman Sachs Bank USA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: February 13, 2023	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer